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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: March 13, 2001



                             Acorn Products, Inc.
            (Exact Name of Registrant as specified in its charter)



   Delaware                   0-22717                    22-3265462
---------------        ---------------------             -------------
(State or other        (Commission File No.)             (IRS Employer
jurisdiction of                                      Identification Number)
incorporation or
organization)



                          390 W. Nationwide Boulevard
                             Columbus, Ohio 43215
                                (614) 222-4400
              (Address, including zip code, and telephone number
                      including area code of Registrant's
                         principal executive offices)



         (Former name or former address, if changed since last report)
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Item 5.    Other Events.

     On March 13, 2001, the Company issued a press release announcing that it had received a determination letter from Nasdaq notifying it that it is not in compliance with Nasdaq's continuing listing requirements. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

Item 7.   Exhibits.

     (c)       Exhibits.

          Exhibit No.                       Description

              99 Press Release, dated March 13, 2001, entitled "Acorn Products to Appeal Nasdaq Delisting Determination."

                                      -2-
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ACORN PRODUCTS, INC.


Date:  March 13, 2001                   By:  /s/ John G. Jacob
                                           -------------------------------------
                                        John G. Jacob, Vice President and
                                        Chief Financial Officer

                                      -3-
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                                 EXHIBIT INDEX


      Exhibit No.   Description

          99 Press Release, dated March 13, 2001, entitled "Acorn Products to Appeal Nasdaq Delisting Determination."